CommunityBanks

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CommunityBanks

Fulfilling Our Commitments
P r e s i d e n t ’ s  R e p o r t
May 9, 2006

Disclaimer

This presentation contains “forward looking” information,
as defined by the Private Securities Litigation Reform Act of
1995, that is based on Community’s current expectations,
estimates and projections about future events and financial
trends affecting the financial condition of its business.
These statements are not historical facts or guarantees of
future performance, events, or results.  Such statements
involve potential risks and uncertainties and, accordingly,
actual performance results may differ materially.
Community undertakes no obligation to publicly update or
revise forward looking information, whether as a result of
new, updated information, future events, or otherwise.

President’s Report
●
Agenda
◆
“Fulfilling Our Commitments”
◆
The Blue Ball Merger: A Final Retrospective
◆
2005 Performance:  The Financial Story
◆
Q1-2006:  An Update
◆
Stock Performance
◆
Setting the Stage for 2006

Fulfilling Our Commitments
●
Constituencies
◆
Customers
◆
Employees
◆
The communities we serve
◆
Former PennRock shareholders
◆
Loyal, established CMTY shareholders
◆
The investment community-prospective investors

Commitments to Customers
●
Avoid Alienating Customers
◆
Minimize disruption
◆
No Office Closings
◆
Preserve Customer Contact Personnel
◆
Maintain Product Integrity
●
Enhance Product Offerings – Best of both product
lines
●
Remain Firmly Committed to our banking
philosophy of

Commitments to Employees
●
Merger-Related
◆
Minimize staff displacement
◆
Add staffing thru branch expansion
●
Prospective – “Employer of Choice”
◆
Establish recruiting department
◆
Additional training staff & new training facility
◆
Medical benefits for part-time staff
◆
Incentive compensation

Commitments to Our Communities
●
Maintain a strong local presence in the
communities we serve
◆
Over $500,000 in community-based contributions
◆
$225,000 to local educational institutions thru PA Tax Credit
Programs
●
Established CommunityBanks Foundation for
future giving
●
Community involvement of officers and employees
●
Maintain regional structure with local presidents,
Community Ambassadors and regional advisory
boards

Financial Commitments
Promises Made, Promises Kept
●
Merger accretive to earnings in the first full year of
operations
●
Position the balance sheet for flexibility in dealing with
interest rate changes
●
Maintain “well-capitalized” status in post-merger
timeframe
●
Achieve efficiencies thru $7.7 million in expense savings

Operational Commitments
●
Core operating system conversion to Jack
Henry-Silverlake (Old CMTY)
●
Merger of core operating systems to one platform
(New CMTY / Old PRFS)
●
Transfer of core processing & deposit processing
to Blue Ball location. Loans operations and Call
Center to Hanover.
●
Integration completed – efficiencies achieved
●
Fully positioned to absorb “next level” of growth

President’s Report
●
Agenda
◆
“Fulfilling Our Commitments”
◆
The Blue Ball Merger: A Final Retrospective
◆
2005 Performance:  The Financial Story
◆
Q1-2006:  An Update
◆
Stock Performance
◆
Setting the Stage for 2006

Blue Ball Retrospective
Chronology
●
11/16/04: Announcement
●
03/31/05: Employee Notification Completed
●
05/31/05: Convert Legacy CMTY to Silverlake
●
07/01/05: Legal Merger
●
08/31/05: Combine Silverlake Operating Platform
●
09/30/05: Final Staffing Changes
●
Record EPS in Fourth Quarter

Blue Ball Retrospective
2nd Quarter—Merger & Conversion Expenses
●
Conversion Expenses ($0.8 million)
◆
  Common Platform
◆
  Minimized Execution Risk
●
Merger Expenses  ($1.3 million)
●
Pre-Merger Financial Strategies  ($6.1 million)
◆
FHLB Advance prepayment
◆
Create Liquidity – Acquired Portfolio
◆
Realign asset/liability position for rising rates & NIM improvement
●
TOTAL COST  =  $8.2 million

Blue Ball Retrospective
Summary of Accomplishments
●
Largest Transaction in CMTY History
●
Full Integration (People/Systems) in Less Than 1 Year
From Announcement
●
Accretive Results in Fourth Quarter of 2005
●
Increase Franchise Size by Over 60%
●
Franchise Now “Weighted” in Growing South-Central
Pennsylvania Market
●
Platform Will Accommodate Future Acquisitions
●
A “Proven” Acquirer

President’s Report
●
Agenda
◆
“Fulfilling Our Commitments”
◆
The Blue Ball Merger: A Final Retrospective
◆
2005 Performance:  The Financial Story
◆
Q1-2006:  An Update
◆
Stock Performance
◆
Setting the Stage for 2006

Performance Goals
Guideposts Under Purchase Accounting
●
Minimum Return on Tangible Equity of 15% *
●
Annual EPS Growth of 10%
●
Annual Asset Growth of 10%
●
Non-Interest Income to 30%
●
Efficiency Ratio to 55%
  * A non-GAAP measure

(in thousands, except EPS)	2005	2004
Net Income	$ 25,641	$ 21,798
Earnings Per Share	$ 1.35	$ 1.65
Return on Average Tangible Equity*	17.09%	15.55%
Total Assets at December 31	$ 3,332,430	$ 1,954,799
Non-Interest Income	22.6%	24.7%
Efficiency Ratio	57.51%	60.42%
*A non-GAAP measure.
2005 vs. 2004 Performance

Mid-Year Transaction
Purchase Accounting Complexities
●
Pre-Merger Results (Q1,Q2)—Excludes Blue
Ball operations
●
Post-Merger Results (Q3, Q4)—Reflects
combined operations and provides “barometer”
of success
●
Full Year Results are a hybrid
●
Historical Results  (pre-7/1/05) are not restated

(in thousands, except EPS)	Q1 2005	Special Charge Effect Q2	Core Q2 2005
Net Interest Income	$ 14,690		$ 14,909
Provision for Loan Loss	(550)		(750)
Non-Interest Income	5,210		5,598
Non-Interest Expenses	(12,659)		(13,189)
Special Charges	---	(7,957)	---
Income Taxes	(1,204)		(1,369)
Net Income	$ 5,487	$ (1,139)	$ 5,199
EPS	$ 0.42	$ (0.09)	$ 0.40
Pre-Merger CMTY

(in thousands, except EPS)	Q3 2005	Q4 2005
Net Interest Income	$ 26,397	$ 26,649
Provision for Loan Losses	(400)	(600)
Non-Interest Income	7,866	7,763
Non-Interest Expenses	(20,836)	(20,180)
Special Charges	(248)	---
Income Taxes	(2,447)	(2,671)
Net Income	$ 10,332	$ 10,961
EPS	$ 0.42	$ 0.45
Post Merger CMTY

Four Components of Performance
●
Net Interest Income
●
Provision for Loan Losses
●
Non-Interest Income
●
Non-Interest Expenses

	Pre-Merger	Post-Merger	Annual
Net Interest Spread	3.13%	3.51%	3.36%
Net Interest Margin	3.50%	3.93%	3.76%
Change in NIM	+ 43 bp
Earning Assets	$1.9B	$2.9B	$2.4B
Net Interest Margin
Impact of Repositioning B/S

Activity for the Period	2005 YTD
Net Charge-Offs	$ 824
Provision for Loan Losses	2,300
Net Charge-Offs to Average Loans	0.05%
Problem Loan Trends	12/31/2005
Accruing Loans Past 90 Days	$ 22
Non-Accrual Loans	9,060
Total Risk Elements	$ 10,529
Allowance to Loans	1.03%
Allowance to Non-Accrual Loans	253%
(dollars in thousands)
Credit Quality
Compatible Metrics/Common Culture

0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2000
2001
2002
2003
2004
2005
CMTY
Blue Ball

CommunityBanks

Net Charge-Offs to Average Loans
Charge-Off History

(Excluding Security Gains)
Non-Interest Income
●
Up 26%; Blue Ball Influence
●
Formidable Blue Ball Trust Operation Increased AUM to
$300 Million vs. Pre-Merger $50 Million
●
Electronic Payment Fees (Debit Transactions) Provided
Lift; Awareness Programs
●
Cooling Mortgage Market Curbed Growth in Mortgage
Brokerage and Title Insurance Fees
●
Enhancements From Coordination of Fee-Based Services
(retail investment products, annuities and insurance) and
Fee Standardization Still Viable

65%
60%
55%
50%
56.90%
56.96%
56.92%
60.59%
60.42%
57.51%
2000
2001
2002
2003
2004
2005

CommunityBanks

(The efficiency ratio does not include merger, conversion and restructuring expenses.)
2005: Improved Efficiency from Merger
Q3 2005 – 57.86%
Q4 2005 – 55.56%

Goodwill and Other Intangibles
●
“Purchase Accounting” now mandatory
◆
Gives rise to higher intangible levels and higher book
equity —a fact of life
●
Intangibles
◆
Now at $259 million, including $255 million from Blue
Ball transaction
◆
Excluded from regulatory capital position, which remains
“well capitalized”

(dollars in millions)	2005		2004	“Well- Capped”
Regulatory
Tier 1	$ 250	10.1%	11.6%	6%
Total	$ 273	11.0%	12.6%	10%
Tangible Equity to Assets *		7.14%	7.55%
Equity to Assets		14.30%	7.79%
Book Value per share		$ 19.81	$ 11.86
* A non-GAAP measure
Capital Levels

President’s Report
●
Agenda
◆
“Fulfilling Our Commitments”
◆
The Blue Ball Merger: A Final Retrospective
◆
2005 Performance:  The Financial Story
◆
Q1-2006:  An Update
◆
Stock Performance
◆
Setting the Stage for 2006

Annualized Q1 2006
Minimum Return on Tangible Equity of 15%*	20.1%
Annual EPS Growth of 10%	4.8%
Annual Asset Growth of 10%	10.8%
Non-Interest Income to 30%	21.9%
Efficiency Ratio to 55%	56.0%
* A non-GAAP measure
Performance Goals
Guideposts Under Purchase Accounting

2006: First Quarter Highlights
(dollars in thousands)	1st Qtr 2006	4th Qtr 2005
Net Income	$ 10,569	$ 10,961
Earnings Per Share	$ .44	$ .45
Return on Average Equity	8.96%	9.14%
Return on Average Tangible Equity*	20.12%	20.83%

Comparing 1st Qtr 2006 to 2005	1st Qtr 2005	Change
Net Income	$ 5,487	93%
Earnings Per Share	$ .42	5%
Return on Average Equity	14.23%	(37%)
Return on Average Tangible Equity*	14.80%	36%
*A non-GAAP measure.
Profitability Performance

2006: First Quarter Highlights
Performance
(dollars in thousands)	1st Quarter 2006	4th Quarter 2005
Net Interest Income	$ 26,864	$ 26,649
Provision for Loan Losses	500	600
Non-Interest Income (excluding security gains)	8,101	7,751
Non-Interest Expenses	20,533	20,180

$2,500
$2,300
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$857
$905
$1,079
$1,216
$2,237
$2,287
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
3/31/2006

CommunityBanks

in millions
2006
Annualized
Growth:
9%
(from Q4 ’05)
2006: First Quarter Highlights
Loans

$2,500
$2,300
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$900
$700
$500
$1,003
$1,133
$1,231
$1,306
$2,294
$2,374
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
3/31/2006

CommunityBanks

in millions
2006: First Quarter Highlights
Deposits
2006
Annualized
Growth:
14%
(from Q4 ’05)

65%
60%
55%
50%
56.90%
56.96%
56.92%
60.59%
60.42%
57.51%
55.96%
2000
2001
2002
2003
2004
2005
3/31/2006

CommunityBanks

2006: First Quarter Highlights
Efficiency Ratio
(The efficiency ratio does not include merger, conversion and restructuring expenses.)

President’s Report
●
Agenda
◆
“Fulfilling Our Commitments”
◆
The Blue Ball Merger: A Final Retrospective
◆
2005 Performance:  The Financial Story
◆
Q1-2006:  An Update
◆
Stock Performance
◆
Setting the Stage for 2006

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05

CommunityBanks

CMTY
Peer Group
NASDAQ
Banks
NASDAQ
Stock
Market
Five-Year Cumulative Total Returns

One Year Ago:
CMTY Price Post-Announcement
Date	Price	Event
11/16/04	$26.93	End of Day–Post Announcement
1/1/05	$26.06	Opening Price for 2005
1/18/05	$26.16	2004 Fourth Quarter Earnings
2/9/05	$25.14	PRFS 2004 Earnings Release
4/15/05	$21.94	2005 Low: Bank “Downdraft”
5/31/05	$23.58	2005 Annual Meeting
Now	$27.12	2006 Annual Meeting
Prices restated for April 2006 5% stock dividend.

Annualized
$0.75
$0.65
$0.55
$0.45
$0.35
Q1 '99
Q3 '99
Q1 '00
Q3 '00
Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Q1 '06

CommunityBanks

$.09/share
Q1 1999
Quarterly Dividend
$.19/share
Q1 2006

Share Repurchase
●
500,000 Share Repurchase Program Announced in
August, 2005 and Completed by October, 2005
●
Additional 787,500 Program  - Announced in October,
2005 (458,000 Remaining at April 30, 2006)
●
Completion Will Result in the Equivalent Repurchase of
Over 10% of the Incremental Shares Issued in the
Merger.
●
Internal Capital Generation Would Continue to Support
Incremental Share Repurchase.

President’s Report
●
Agenda
◆
“Fulfilling Our Commitments”
◆
The Blue Ball Merger: A Final Retrospective
◆
2005 Performance:  The Financial Story
◆
Q1-2006:  An Update
◆
Stock Performance
◆
Setting the Stage for 2006

Strategic Vision
●
Our Mission
◆
Financial services provider of choice
◆
Employer of choice in the communities where we operate
◆
Acquisition partner of choice for banks and financial
services providers in markets we desire
●
Industry Consolidation
◆
Nearly 80 Financial Institutions with Under $1 Billion in
Assets Within 20 Miles of CMTY Branches
●
DeNovo Branching
◆
Opportunities to fill holes in our markets

2005/2006 Branch Expansion
●
 2005
◆
February—Willow Street (Lancaster County)
◆
March — Spring Grove (York)
◆
July — Lemoyne (Cumberland/Dauphin)
◆
September — Carlisle (Cumberland)
◆
November — Museum Road (Berks)
●
2006
◆
Late Spring—Hershey (Dauphin) — OPEN
◆
Delco Plaza (York)
◆
Mount Joy (Lancaster)
●
Ongoing Plan: 5 – 7 new locations each year
●
73 Locations Throughout Central Pennsylvania and Into
Maryland

Setting the Stage for 2006:
    The “Experts” Perspective
●
The “flat” yield curve will continue to put
pressure on net interest margins
●
Rising rates impact loan metrics
●
Bank stock valuations remain at historically high
levels relative to the S&P Index

EPS Drives Stock Performance
●
Successful EXECUTION
◆
Follow through on Cultural Integration/ Leveraging
Platform
●
CREDIT QUALITY
◆
Keeping our “Eye on the Ball”
◆
A Critical Cultural “Fit”
●
Interest Rate Environment
◆
Managing With a “Flat” Yield Curve
◆
Fortified Balance Sheet Position
●
Competitors
◆
More Disruption in our Markets = Opportunity
◆
The “Credit Union Factor”

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Questions